UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 10, 2011

(Date of Report)

November 7, 2011

(Date of Earliest Event Reported)

Sotheby’s

(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1334 York Avenue New York, NY		10021
(Address of principal executive offices)		(Zip Code)

(212) 606-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2011, the Company issued a press release discussing its results of operations for the three and nine months ended September 30, 2011. This press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Sotheby’s earnings press release for the three and nine months ended September 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY’S

By:	/S/ KEVIN M. DELANEY
Kevin M. Delaney Senior Vice President, Controller and Chief Accounting Officer

Date:	November 10, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Sotheby’s earnings press release for the three and nine months ended September 30, 2011.